UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2011

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On September 19, 2011, American Water Works Company, Inc. (the “Company”) issued a press release announcing that the Company is increasing its 2011 earnings guidance range. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The Company is furnishing, as Exhibit 99.2, a copy of the presentation it will be providing in connection with the Bank of America Merrill Lynch Power and Gas Leaders Conference on September 20, 2011. Jeffry E. Sterba, President and Chief Executive Officer of the Company, will be providing remarks at the conference, which will be webcast at 10:30 a.m. on September 20, 2011 and available in the investor relations section of the Company’s Web site at www.amwater.com.

The information in this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release, dated September 19, 2011, issued by American Water Works Company, Inc.

99.2	American Water Slide Presentation

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2011	By:	/s/ Kellye L. Walker
Kellye L. Walker
Chief Administrative Officer and General Counsel